EXHIBIT 99.3

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

Year Ending December 31, 2008

(In thousands)

	Quarter Ended March 31	Quarter Ended June 30	Six Months Ended June 30
Product sales	$25,912	$30,051	$55,963
Service revenue	344,744	324,113	668,857
Net revenue	370,656	354,164	724,820
Cost of sales—product sales (exclusive of depreciation shown separately below)	18,302	19,257	37,559
Cost of sales—service revenue (exclusive of depreciation shown separately below)	123,339	103,064	226,403
Gross profit	229,015	231,843	460,858
Selling and marketing expense	117,117	108,021	225,138
General and administrative expense	77,808	89,535	167,343
Other operating expense	17,081	12,512	29,593
Amortization of non-cash marketing	2,796	3,071	5,867
Amortization of intangibles	8,062	7,679	15,741
Depreciation	17,259	17,459	34,718
Operating loss	(11,108)	(6,434)	(17,542)
Other income (expense):
Interest income	8,073	5,703	13,776
Interest expense	(11,978)	(13,886)	(25,864)
Equity in income of unconsolidated affiliates	5,779	6,448	12,227
Other income (expense)	9,817	(98,741)	(88,924)
Total other income (expense), net	11,691	(100,476)	(88,785)
Earnings (loss) from continuing operations before income taxes and minority interest	583	(106,910)	(106,327)
Income tax (provision) benefit	(4,036)	22,274	18,238
Minority interest in losses of consolidated subsidiaries	330	484	814
Loss from continuing operations	$(3,123)	$(84,152)	$(87,275)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$1,462	$1,436	$2,898
Selling and marketing expense	1,599	1,574	3,173
General and administrative expense	15,779	15,556	31,335
Other operating expense	46	45	91
Total non-cash compensation expense	$18,886	$18,611	$37,497

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

Year Ended December 31, 2007

(In thousands)

	Quarter Ended March 31	Quarter Ended June 30	Quarter Ended September 30	Quarter Ended December 31
Product sales	$19,377	$21,547	$22,399	$30,067
Service revenue	280,391	297,026	312,962	348,813
Net revenue	299,768	318,573	335,361	378,880
Cost of sales—product sales (exclusive of depreciation shown separately below)	13,682	15,343	15,379	20,503
Cost of sales—service revenue (exclusive of depreciation shown separately below)	107,019	112,363	125,265	144,767
Gross profit	179,067	190,867	194,717	213,610
Selling and marketing expense	100,738	100,652	81,639	108,493
General and administrative expense	63,626	60,906	64,910	84,109
Other operating expense	11,047	10,101	12,029	13,251
Amortization of non-cash marketing	507	23,501	9,072	16,590
Amortization of intangibles	8,027	8,010	10,267	9,429
Depreciation	14,169	14,678	15,107	15,907
Operating (loss) income	(19,047)	(26,981)	1,693	(34,169)
Other income (expense):
Interest income	17,235	17,109	13,644	10,943
Interest expense	(14,529)	(15,228)	(14,919)	(14,378)
Gain on sale of VUE interests	—	—	—	16,669
Equity in income of unconsolidated affiliates	6,982	5,676	3,885	5,809
Other income	818	8,061	10,295	16,342
Total other income, net	10,506	15,618	12,905	35,385
(Loss) earnings from continuing operations before income taxes and minority interest	(8,541)	(11,363)	14,598	1,216
Income tax benefit (provision)	2,709	5,058	(11,132)	1,044
Minority interest in (income) losses of consolidated subsidiaries	(127)	165	1,452	524
(Loss) earnings from continuing operations	$(5,959)	$(6,140)	$4,918	$2,784

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$1,343	$1,390	$1,285	$1,634
Selling and marketing expense	1,471	1,521	1,405	1,789
General and administrative expense	14,891	15,019	13,902	17,754
Other operating expense	45	45	43	48
Total non-cash compensation expense	$17,750	$17,975	$16,635	$21,225

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Continued)

Year Ended December 31, 2007

(In thousands)

	Quarter Ended March 31	Six Months Ended June 30	Nine Months Ended September 30	Year Ended December 31
Product sales	$19,377	$40,924	$63,323	$93,390
Service revenue	280,391	577,417	890,379	1,239,192
Net revenue	299,768	618,341	953,702	1,332,582
Cost of sales—product sales (exclusive of depreciation shown separately below)	13,682	29,025	44,404	64,907
Cost of sales—service revenue (exclusive of depreciation shown separately below)	107,019	219,382	344,647	489,414
Gross profit	179,067	369,934	564,651	778,261
Selling and marketing expense	100,738	201,390	283,029	391,522
General and administrative expense	63,626	124,532	189,442	273,551
Other operating expense	11,047	21,148	33,177	46,428
Amortization of non-cash marketing	507	24,008	33,080	49,670
Amortization of intangibles	8,027	16,037	26,304	35,733
Depreciation	14,169	28,847	43,954	59,861
Operating loss	(19,047)	(46,028)	(44,335)	(78,504)
Other income (expense):
Interest income	17,235	34,344	47,988	58,931
Interest expense	(14,529)	(29,757)	(44,676)	(59,054)
Gain on sale of VUE interests	—	—	—	16,669
Equity in income of unconsolidated affiliates	6,982	12,658	16,543	22,352
Other income	818	8,879	19,174	35,516
Total other income, net	10,506	26,124	39,029	74,414
Loss from continuing operations before income taxes and minority interest	(8,541)	(19,904)	(5,306)	(4,090)
Income tax benefit (provision)	2,709	7,767	(3,365)	(2,321)
Minority interest in (income) losses of consolidated subsidiaries	(127)	38	1,490	2,014
Loss from continuing operations	$(5,959)	$(12,099)	$(7,181)	$(4,397)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$1,343	$2,733	$4,018	$5,652
Selling and marketing expense	1,471	2,992	4,397	6,186
General and administrative expense	14,891	29,910	43,812	61,566
Other operating expense	45	90	133	181
Total non-cash compensation expense	$17,750	$35,725	$52,360	$73,585

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

Year Ended December 31, 2006

(In thousands)

	Quarter Ended March 31	Quarter Ended June 30	Quarter Ended September 30	Quarter Ended December 31
Product sales	$7,543	$13,599	$14,370	$20,509
Service revenue	209,392	232,720	240,709	261,751
Net revenue	216,935	246,319	255,079	282,260
Cost of sales—product sales (exclusive of depreciation shown separately below)	5,796	10,222	10,629	14,887
Cost of sales—service revenue (exclusive of depreciation shown separately below)	73,500	80,795	80,007	93,244
Gross profit	137,639	155,302	164,443	174,129
Selling and marketing expense	82,389	83,926	71,386	84,819
General and administrative expense	58,909	64,788	60,352	66,306
Other operating expense	8,089	8,531	10,806	10,261
Amortization of non-cash marketing	8,464	9,532	14,629	4,500
Amortization of intangibles	14,578	14,827	5,054	7,769
Depreciation	12,962	12,711	14,046	13,185
Operating loss	(47,752)	(39,013)	(11,830)	(12,711)
Other income (expense):
Interest income	16,856	17,364	13,966	15,566
Interest expense	(14,523)	(15,181)	(14,230)	(13,943)
Equity in income of unconsolidated affiliates	8,297	7,491	7,487	8,052
Other (expense) income	(4,572)	6,235	4,656	(8,075)
Total other income, net	6,058	15,909	11,879	1,600
(Loss) earnings from continuing operations before income taxes and minority interest	(41,694)	(23,104)	49	(11,111)
Income tax benefit	3,640	577	4,037	40,207
Minority interest in losses (income) of consolidated subsidiaries	35	876	98	(242)
(Loss) earnings from continuing operations	$(38,019)	$(21,651)	$4,184	$28,854

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$1,541	$1,620	$801	$1,109
Selling and marketing expense	1,503	1,772	877	1,212
General and administrative expense	15,454	18,455	9,818	13,086
Other operating expense	17	36	26	34
Total non-cash compensation expense	$18,515	$21,883	$11,522	$15,441

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Continued)

Year Ended December 31, 2006

(In thousands)

	Quarter Ended March 31	Six Months Ended June 30	Nine Months Ended September 30	Year Ended December 31
Product sales	$7,543	$21,142	$35,512	$56,021
Service revenue	209,392	442,112	682,821	944,572
Net revenue	216,935	463,254	718,333	1,000,593
Cost of sales—product sales (exclusive of depreciation shown separately below)	5,796	16,018	26,647	41,534
Cost of sales—service revenue (exclusive of depreciation shown separately below)	73,500	154,295	234,302	327,546
Gross profit	137,639	292,941	457,384	631,513
Selling and marketing expense	82,389	166,315	237,701	322,520
General and administrative expense	58,909	123,697	184,049	250,355
Other operating expense	8,089	16,620	27,426	37,687
Amortization of non-cash marketing	8,464	17,996	32,625	37,125
Amortization of intangibles	14,578	29,405	34,459	42,228
Depreciation	12,962	25,673	39,719	52,904
Operating loss	(47,752)	(86,765)	(98,595)	(111,306)
Other income (expense):
Interest income	16,856	34,220	48,186	63,752
Interest expense	(14,523)	(29,704)	(43,934)	(57,877)
Equity in income of unconsolidated affiliates	8,297	15,788	23,275	31,327
Other (expense) income	(4,572)	1,663	6,319	(1,756)
Total other income, net	6,058	21,967	33,846	35,446
Loss from continuing operations before income taxes and minority interest	(41,694)	(64,798)	(64,749)	(75,860)
Income tax benefit	3,640	4,217	8,254	48,461
Minority interest in losses of consolidated subsidiaries	35	911	1,009	767
Loss from continuing operations	$(38,019)	$(59,670)	$(55,486)	$(26,632)

Non-cash compensation expense is included in the following line items in the condensed combined statements of operations:

Cost of sales	$1,541	$3,161	$3,962	$5,071
Selling and marketing expense	1,503	3,275	4,152	5,364
General and administrative expense	15,454	33,909	43,727	56,813
Other operating expenses	17	53	79	113
Total non-cash compensation expense	$18,515	$40,398	$51,920	$67,361